EXHIBIT 10.34

                           APRIA HEALTHCARE GROUP INC.

                                 FIRST AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT
                                   AND CONSENT


     This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (this "Amendment") is dated as of January 15, 1999 and entered into by and among Apria Healthcare Group Inc. ("Apria"), certain of its subsidiaries listed on the signature pages of this Amendment (collectively with Apria, "Borrowers"), the financial institutions listed on the signature pages of this Amendment ("Lenders"), Bank of America National Trust and Savings Association, as the Administrative and Collateral Agent ("Agent"), and NationsBank, N.A., as the Syndication Agent ("Syndication Agent"), and is made with reference to that certain Amended and Restated Credit Agreement, dated as of November 13, 1998 (the "Credit Agreement"), by and among Borrowers, Lenders, Agent, and Syndication Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, Apria has informed Agent and Lenders that (i) Apria is currently considering issuing non-convertible 9 1/2% Senior Subordinated Notes due 2002 (the "1999 Senior Subordinated Notes") which contain terms substantially the same as those of the Senior Subordinated Notes, and (ii) Apria currently contemplates amending the Indenture (the "Original Indenture") relating to the Senior Subordinated Notes, by means of a Supplemental Indenture (the "Supplemental Indenture"), to add the "anti-layering" covenant described in the disclosure document relating to the issue and sale of the Senior Subordinated Notes, and Agent and Lenders are willing to consent to these actions as set forth below; and

     WHEREAS,   Borrowers,  Agent,  and  Lenders  desire  to  amend  the  Credit
Agreement: (i) to permit the impending issuance by Apria of either the 1999 Senior Subordinated Notes or the 10% Convertible Subordinated Debentures due 2004 (the "1999 Senior Subordinated Convertible Debentures," along with the 1999 Senior Subordinated Notes, the "Senior Subordinated Debentures") under the
Credit Agreement; (ii) to allow Apria to issue the Senior Subordinated Debentures at a discount and with original issue discount thereon, (iii) to allow Apria to refinance the Senior Subordinated Debentures on the same terms and conditions as the Senior Subordinated Notes may be refinanced under the Credit Agreement; and (iv) to make certain other amendments as set forth below;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1  Amendments to Certain Terms

     The Credit Agreement is hereby amended by deleting the term "Senior Subordinated Convertible Debentures" in each instance it appears in the Credit Agreement and substituting in lieu thereof in each such instance the term "Senior Subordinated Debentures."

1.2  Amendment to Section 1.1 of the Credit Agreement: Definitions

     Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Senior Subordinated Convertible Debentures" therefrom in its entirety and substituting the following therefor:

     "Senior Subordinated Debentures" shall mean the senior subordinated notes or the senior subordinated convertible debentures to be issued in 1999 in accordance with the provisions of Section 9.15 by Apria on terms and conditions reasonably satisfactory to the Administrative and Collateral Agent and the Required Banks."

1.3  Amendment to Section 5.2(a)(C): Provisions Relating to Mandatory Repayments

     Section  5.2(a)(C)  is  hereby  amended  by  deleting  the  phrase  "Senior
Subordinated  Notes" in each  instance  it  appears in  Section  5.2(a)(C),  and substituting in lieu thereof in each such instance the phrase "Senior Subordinated Notes or Senior Subordinated Debentures".

1.4  Amendment to Section 9.13:  Provisions Relating to Permitted Transactions

     Section 9.13(a)(v) is hereby amended by deleting the phrases
"such Permitted Transactions" and "all such Permitted Transactions" in each instance either such phrase appears in Section 9.13(a)(v), and substituting in lieu thereof in each such instance the term "such Permitted Transaction".

1.5  Amendment to Section 9.15: Provisions Relating to the Original Issue
     Discount

     Section 9.15 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     "9.15 Senior Subordinated Debentures. The Borrowers shall diligently pursue the issuance of the Senior Subordinated Debentures and on or prior to February 28, 1999, the Borrowers shall issue the Senior Subordinated Debentures in an aggregate principal amount of at least $50,000,000, on terms and conditions, including subordination provisions, satisfactory to the Required Banks and the Administrative and Collateral Agent, and 100% of the Net Indebtedness Proceeds of such issuance shall be used contemporaneously to permanently repay the Term Loans pursuant to Section 5.2(a); provided that if the gross cash consideration (prior to payments of underwriters' compensation, commissions, and other expenses of issuance) received by Apria is less than $50,000,000, the amount of the repayment under Section 5.2(a) will be supplemented by a voluntary prepayment by Apria under Section 5.1 of a sum in an amount calculated by subtracting such gross cash consideration from $50,000,000, to be applied in the same manner as the Net Indebtedness Proceeds of such issuance; and provided, further that any original issue discount on such issuance of Senior Subordinated Debentures may not, in any case, exceed $10,000,000."

1.6  Amendment to Section 10.5(i):  Provisions Relating to Indebtedness

     Section 10.5(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(i)  the  Senior   Subordinated   Notes,   the  Senior   Subordinated
     Debentures, and any refinancing of the Senior Subordinated Notes or the Senior Subordinated Debentures having a maturity of not less than five years and no scheduled amortization and containing other terms, including subordination provisions, acceptable to the Agents."

1.7  Amendment to Section 10.11(i):  Provisions Relating to Indebtedness Limits

     Clause (i) of Section 10.11(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(i) any Additional Permitted Subordinated Indebtedness; provided, however, that so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, Apria may refinance the Senior Subordinated Debentures in their entirety pursuant to Section 10.5(i),"

Section 2. CONSENT

2.1  Supplemental Indenture

     At the request of Borrowers, the undersigned Lenders, constituting Required Banks, and the Agent hereby consent to the amendment of the Original Indenture by means of the Supplemental Indenture.

2.2  Convertibility of Subordinated Debentures

     A. At the request of Borrowers, and as required pursuant to the definition of "Senior Subordinated Debentures" in, and Section 9.15 of, the Credit Agreement (as amended hereby), the undersigned Lenders, constituting Required Banks, and the Agent hereby confirm that:

          (i) the terms and conditions of the 1999 Senior Subordinated Convertible Debentures, as described in the Registration Statement on Form S-3 previously delivered to Agent and counsel for Agent are satisfactory; and

          (ii) the terms and conditions of the 1999 Senior Subordinated Notes, as described in the Offering Memorandum delivered to Agent and counsel for Agent on January 7, 1999, are satisfactory.

     B. The confirmation set forth in this Section 2.2 also effects the consent of Lenders constituting Required Banks and Agent to Apria's issuance of either the 1999 Senior Subordinated Convertible Debentures or the 1999 Senior Subordinated Notes in accordance with the provisions of the Credit Agreement.

2.3  Effect of Consent

     Without limiting the generality of the provisions of subsection 13.13 of the Credit Agreement, the consent set forth herein shall be limited precisely as written and is provided solely for the purpose of permitting Apria to amend the Indenture relating to the Senior Subordinated Notes and to issue the Senior Subordinated Debentures (as defined in Section 1.1 of the Credit Agreement, as amended hereby), and this Consent does not constitute, nor should it be construed as, a waiver of compliance by Company with respect to any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the actions discussed herein or otherwise).

Section 3. CONDITIONS TO EFFECTIVENESS

     Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

          (i) on or before the First Amendment Effective Date, Borrowers shall deliver to Agent executed copies of this Amendment, dated the First Amendment Effective Date; and

          (ii) on or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby shall be satisfactory in form and substance to Agent.

Section 4. BORROWERS' REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders and Agent to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender and to Agent that the following statements are true, correct and complete:

          (i) Corporate Power and Authority. Each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          (ii) Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrowers.

          (iii) Governmental Consents. The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          (iv) Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Borrowers and are the legally valid and binding obligations of Borrowers, enforceable against each Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          (v) Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 8 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          (vi) Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

Section 5. MISCELLANEOUS

5.1  Reference to and Effect on the Credit Agreement and the Other Loan
     Documents.

     A. Except as specifically amended by this Amendment, the Credit Agreement and the Security Documents shall remain in full force and effect and are hereby ratified and confirmed.

     B. This Amendment shall be construed as one with the Credit Agreement and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

     C. On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the Security Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

     D. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the Security Documents.

5.2  Entire Agreement

     This Amendment, together with the Credit Agreement and the other documents referred to in, or executed in connection with, the Credit Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Amendment.

5.3  Fees and Expenses.

     The Borrowers shall reimburse the Agent on demand for all reasonable costs, expenses and charges (including, without limitation, reasonable fees and expenses and charges of legal counsel and other consultants for the Agent) incurred by the Agent in connection with the preparation, performance or enforcement of this Amendment.

5.4  Successors and Assigns.

     This Amendment shall be binding upon and inure to the benefit of its parties and their respective successors and permitted assigns.

5.5  Severability.

     Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.6  Captions.

     The caption, section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

5.7  Counterparts; Effectiveness.

     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Borrowers, Agent, Syndication Agent, and Required Banks and receipt by Borrowers and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

5.8  Applicable Law.

     THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Address for all Borrowers:

3560 Hyland Avenue                           APRIA HEALTHCARE GROUP INC.
Costa Mesa California 92626                  APRIA HEALTHCARE, INC.
Attn: Chief Financial Officer                APRIA NUMBER TWO, INC.
                                             APRIACARE MANAGEMENT SYSTEMS, INC.
Telephone:      (714) 427-2000               APRIA HEALTHCARE OF NEW YORK STATE,
Facsimile:      (714) 427-4332                INC.




                                             By:
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                                                Name:
                                                Title: